1033434050

Doc#: 1033434050 Fee: $96.00
Eugene "Gene" Moore RHSP Fee:$10.00
Cook County Recorder of Deeds
Date: 11/30/2010 10:57 AM Pg: 1 of 31

THIS DOCUMENT PREPARED BY, AND AFTER RECORDING RETURN TO:

Janet M. Johnson
Schiff Hardin LLP
233 South Wacker Drive, Suite 6600
Chicago, Illinois 60606

This space reserved for Recorder's use only.

FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND RIGHTS FOR REAL ESTATE PARCELS NC-1, EC-1, EC-2 AND SE-1 WITHIN THE TECHNY PROPERTY, NORTHBROOK, ILLINOIS, AND PROVIDING FOR THE TECHNY PROPERTY ASSOCIATION

This FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND RIGHTS FOR REAL ESTATE PARCELS NC-1, EC-1, EC-2 AND SE-1 WITHIN THE TECHNY PROPERTY, NORTHBROOK, ILLINOIS AND PROVIDING FOR THE TECHNY PROPERTY ASSOCIATION (**"First Amendment"**) is made and entered into as of December 31, 2008, by and between **FIVE SEASONS COUNTRY CLUB OF NORTHBROOK, INC.**, an Ohio corporation (**"Five Seasons"**), **WILLOW FESTIVAL LLC**, a Delaware limited liability company (**"Willow Festival"**), and **NORTH SHORE ICE ARENA, LLC**, an Illinois limited liability company (**"North Shore Ice Arena"**), as lessees under ground leases for certain Parcels of the Property, **MEADOW RIDGE CONDOMINIUM ASSOCIATION**, an Illinois not-for-profit corporation (**"Meadow Ridge"**), **NORTHBROOK GREENS CONDOMINIUM ASSOCIATION**, an Illinois not-for-profit corporation (**"Northbrook Greens"**), as Residential Associations, and **RIVERPARK OFFICE CONDOMINIUM ASSOCIATION**, an Illinois not-for-profit corporation (**"Riverpark"**), as a Sub-Association, being the holders of not less than two-thirds of the of the total number of votes then eligible to be cast by Class A Members of the Association as of the date of this First Amendment.

WHEREAS, SOCIETY OF THE DIVINE WORD (**"Society"**), an Illinois not-for-profit corporation, and **DIVINE WORD TECHNY COMMUNITY CORPORATION** (**"DWTCC"**), an Illinois not-for-profit corporation that is an Affiliate of the Society (collectively, **"Declarant"**) are as of the date hereof either the owner of record or the beneficial owner of those certain Parcels of real estate located in the Village of Northbrook, County of Cook, State of Illinois identified as NC-1, EC-1, EC-2 and SE-1 on Exhibit A attached hereto and by this reference made a part hereof (the Parcels are sometimes collectively referred to

herein as the "**Property**" and constitute the same parcels of land as were subject to the Original Declaration), which Property is legally described in Exhibit B attached hereto and by this reference made a part hereof and the Society is the owner of record of Parcel W-2 legally described on Exhibit C to the Original Declaration (hereinafter defined) and the Techny Outlot legally described in Exhibit E of the Original Declaration (exclusive of those portions previously conveyed to the State of Illinois Department of Transportation); and

WHEREAS, Declarant entered into that certain Amended and Restated Declaration Establishing Covenants, Conditions, Restrictions, Easements and Rights for Real Estate Parcels NC-1, EC-1, EC-2 and SE-1 Within the Techny Property, Northbrook, Illinois and Providing for the Techny Property Association dated as of September 15, 2005 and recorded on September 19, 2005 in the Office of the Recorder of Deeds of Cook County, Illinois ("**Recorder**") as Document Number 0526227126 (the "**Original Declaration**"); and

WHEREAS, as of the date of this First Amendment, Five Seasons, Willow Festival, North Shore Ice Arena, Meadow Ridge, Northbrook Greens and Riverpark together hold 79.29% of the Class A Membership Interests in the Association; and

WHEREAS, Five Seasons, Willow Festival, North Shore Ice Arena, Meadow Ridge, Northbrook Greens, and Riverpark desire to amend the Original Declaration pursuant to the power given them as Class A Members holding more than the requisite number of the total number of votes eligible to be cast by Class A Members.

WHEREAS, Declarant is the sole Class B Member of the Association.

NOW, THEREFORE, Five Seasons, Willow Festival, North Shore Ice Arena, Meadow Ridge, Northbrook Greens, and Riverpark hereby amend the Declaration as follows:

1. Parcel EC-1 Afforested Area Maintenance. Section 6.1 of the Original Declaration is amended by adding the following sentence to the end of such section:

> "Notwithstanding anything contained in this Section 6.1, the Association shall not be obligated to perform Maintenance and Service with respect to the portion of the Afforested Areas that lie inside the fence installed along the Waukegan Road frontage of Parcel EC-1 ("**EC-1 Internal Afforested Area**"), but shall be obligated to credit the Class A Member for Parcel EC-1 for the Costs of Maintenance and Service with respect to the EC-1 Internal Afforested Area as provided in Section 7.2(B), but the Association shall remain obligated to perform Maintenance and Service with respect to the portion of the Afforested Areas that lie outside the fence installed along the Waukegan Road frontage of Parcel EC-1."

2. Credit to Meadow Ridge as Class A Member for Parcel EC-1. Section 7.2(B) of the Original Declaration is amended by the adding the following sentences to the end of such section:

> "Notwithstanding anything to the contrary in Sections 7.2 or 7.4, for each Fiscal Year the Association shall provide the Class A Member for Parcel EC-1 a credit in an amount equal to the projected Costs of Maintenance and Service with

respect to the EC-1 Internal Afforested Area ("**Parcel EC-1 Credit**"). The Parcel EC-1 Credit for each Fiscal Year shall be credited against the Parcel EC-1 Class A Member's Share of the Regular Annual Assessment to be paid by such Class A Member for such Fiscal Year. The Parcel EC-1 Credit shall be based on the projected Costs of Maintenance and Service for maintaining the EC-1 Internal Afforested Area in accordance with the standards set forth in Paragraph B of Exhibit W to the Fifth Amendment ("**Afforested Area Landscape Maintenance Standards**"), which Afforested Area Landscape Maintenance Standards generally shall be deemed to include the scope of work described in Exhibit H attached hereto that are to be performed on an annual basis. The Parcel EC-1 Credit shall be determined by the Board of the Association as part of the annual budget for the following Fiscal Year prepared pursuant to Section 7.2 based on a landscape contractor's bid or estimate provided by the Class A Member for Parcel EC-1 to the Board no later than November 15 of each Fiscal Year conforming to the scope of work described in Exhibit H. Such projected Costs of Maintenance and Service for the EC-1 Internal Afforested Area shall be included in Association Costs and the Regular Annual Assessment for purposes of determining each Class A Member's Share of the next Fiscal Year's annual budget (including the share of the Class A Member for Parcel EC-1 before the Parcel EC-1 Credit). It is understood that the Parcel EC-1 Credit to be provided to the Class A Member for Parcel EC-1 is only a projection and may not be exactly the same as the actual costs incurred by the Class A Member for Parcel EC-1 because the Association's determination of the nature and extent of the work required to be performed to conform to the Afforested Area Landscape Maintenance Standards and the estimated costs associated therewith may differ from the work actually performed or the actual costs incurred by the Class A Member for Parcel EC-1. Any Costs of Maintenance and Service for the EC-1 Internal Afforested Area performed or incurred by the Class A Member for Parcel EC-1 that exceed the level necessary to conform to the Afforested Area Landscape Maintenance Standards shall be the sole cost of the Parcel EC-1 Class A Member. If the Board determines that any landscape contractor's bid or estimate submitted by the Class A Member for Parcel EC-1 is excessive or calls for a nature or extent of work to be performed that is not consistent with or exceeds the Afforested Area Landscape Maintenance Standards, the Board shall have the right to request three bids from other landscape contractors for the EC-1 Internal Afforested Area work in conformity with the Afforested Area Landscape Maintenance Standards, and the Parcel EC-1 Credit for the next Fiscal Year shall be the average of the two lowest of the three bids. In case of any ongoing disagreement between the Class A Member for Parcel EC-1 and the Association as to the Afforested Area Landscape Maintenance Standards or the Parcel EC-1 Credit, the Class B Member shall make the final determination that shall be binding on the Class A Member for Parcel EC-1 and the Association."

As of the date of this First Amendment, Meadow Ridge is the Class A Member for Parcel EC-1.

3. New Exhibits A and H. Exhibit A attached to the Original Declaration is hereby deleted and Exhibit A attached to this First Amendment is hereby substituted in its place for all

purposes of this Declaration. Exhibit H attached to this First Amendment shall be added for all purposes to the Declaration.

4. Willow Road Landscaped Areas. The definition of "Willow Road Landscaped Areas" contained in Section 1.66 of the Original Declaration is hereby amended to read as follows:

> 1.66 **"Willow Road Landscaped Areas"** shall mean those portions of the Property that are (i) subject to the Special Perimeter Landscaping Requirements of paragraph 1 of Section 8-604 C of the Techny Overlay District portions of the Village Zoning Code adopted by the Village pursuant to the Fifth Amendment, and (ii) lying within 145 feet of the center line of Willow Road, but not those portions of the Property that are subject to such requirements that are within 185 feet of the center line of Willow and Waukegan Roads (unless they are within the portions of the Afforested Areas designated on Exhibit A attached hereto as "Portion of Afforested Area Maintained by Lessee Pursuant to Ground Lease").

5. Term of the Declaration. The first sentence of Section 10.3 of the Original Declaration is hereby amended to read as follows:

> The covenants, conditions, easements, rights, reservations and restrictions of this Declaration shall run with and bind the land, and shall inure to the benefit of, and be enforceable by Declarant, the Association and the Village subject to this Declaration, their respective legal representatives, heirs, successors, and assigns, for a term of 50 years from the date the Original Declaration was recorded.

6. Capitalized Terms. All capitalized terms used but not defined in this First Amendment shall have the meanings ascribed to them in the Original Declaration. The term "Declaration" as used in this First Amendment and in the Original Declaration shall mean and include the Original Declaration, as amended by this First Amendment and as the same may hereafter be amended.

7. No Further Amendments; Effective Date. Except as expressly provided in this First Amendment, the Declaration shall remain unamended and in full force and effect in accordance with its terms. This First Amendment shall be effective from and after the recording of this document with the Recorder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Class A Members holding at least two-thirds or more of the total number of votes then eligible to be cast by Class A Members of the Association have caused this First Amendment to be executed as of the date first above written.

NORTHBROOK GREENS:

NORTHBROOK GREENS CONDOMINIUM ASSOCIATION, an Illinois not-for-profit corporation, the Residential Association having responsibility for Parcels SE-1A-1 and SE-1B-1

By: Gail Shipley, President
Its:

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on February 1, 2010 by Gail Shipley the President, of **NORTHBROOK GREENS CONDOMINIUM ASSOCIATION,** an Illinois not-for-profit corporation.

[signature]
Signature of Notary

My Commission expires 09/23, 2012

OFFICIAL SEAL
I FIALKO
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:09/23/12

[Notarial Seal]

MEADOW RIDGE:

MEADOW RIDGE CONDOMINIUM ASSOCIATION, an Illinois not-for-profit corporation, the Residential Association having responsibility for Parcel EC-1

By: ____________________
Its: President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on December 8, 2009, by Steve Friedman, the President, of **MEADOW RIDGE CONDOMINIUM ASSOCIATION**, an Illinois not-for-profit corporation.

____
Signature of Notary

My Commission expires 09/23, 2012

OFFICIAL SEAL
I FIALKO
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:09/23/12

[Notarial Seal]

RIVERPARK:

RIVERPARK OFFICE CONDOMINIUM ASSOCIATION, an Illinois not-for-profit corporation, the Sub-Association having responsibility for Parcel NC-1D

By: ______________________

Its: Vice President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on 2/13, ~~2008~~ 2009, by Charles Portis, the VP, of **RIVERPARK OFFICE CONDOMINIUM ASSOCIATION,** an Illinois not-for-profit corporation.

____
Signature of Notary

My Commission expires 8/2, 2011

Official Seal
Eileen Marie Morrissy
Notary Public State of Illinois
My Commission Expires 08/02/2011

[Notarial Seal]

FIVE SEASONS:

FIVE SEASONS COUNTRY CLUB OF NORTHBROOK, INC., an Ohio corporation, as Lessee of Parcel NC-1C

By: ____________________
Its: EVP - COO

ACKNOWLEDGMENT

STATE OF Ky)
) SS
COUNTY OF Kenton)

This instrument was acknowledged before me on Dec. 14, 2009, by THOMAS DEERE, the EXEC VP + COO, of **FIVE SEASONS COUNTRY CLUB OF NORTHBROOK, INC.**, an Ohio corporation.

Laran E Redman
Signature of Notary

My Commission expires 7/25, 20 10

[Notarial Seal]

LARAN E. REDMAN
NOTARY PUBLIC, STATE AT LARGE
COMMISSION EXPIRES
JULY 25, 2010

WILLOW FESTIVAL:

WILLOW FESTIVAL LLC, a Delaware limited liability company, as Lessee of Parcels SE-1A-2 and SE-1A-X

By: HP Willow LLC, an Illinois limited liability company, its Manager

By: [signature]
Its: Managing Member

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF duPage)

This instrument was acknowledged before me on February 26, 2009, by TODD BERLINGHOF, the MANAGING MEMBER of HP Willow LLC, the manager of **WILLOW FESTIVAL LLC**, a Delaware limited liability company.

Joan Sabourin
Signature of Notary

My Commission expires 05/04, 2010

OFFICIAL SEAL
JOAN SABOURIN
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:05/04/10

[Notarial Seal]

NORTH SHORE ICE ARENA:

NORTH SHORE ICE ARENA, LLC, an Illinois limited liability company, as Lessee of Parcel EC-2C

By: Wilmette Hockey Association, Inc., an Illinois not-for-profit corporation, sole member and manager

By: [signature]
Its: PRESIDENT

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on December 14, 2008, by Charles O Smith, the President of Wilmette Hockey Association, Inc., an Illinois not-for-profit corporation, the sole member and manager of **NORTH SHORE ICE ARENA, LLC**, an Illinois limited liability company.

[signature]
Signature of Notary

My Commission expires May 1, 2010

[Notarial Seal]

"OFFICIAL SEAL"
JOSEPHINE S SIMON
Notary Public, State of Illinois
My Commission Expires May 01, 2010

JOINDER BY THE ASSOCIATION AND DECLARANT

As Five Seasons, Willow Festival, North Shore Ice Arena, Meadow Ridge, Northbrook Greens, and Riverpark, being the holders of 79.29% of the Class A Membership Interests in the Association, have agreed to a First Amendment to the Declaration in the form to which this Joinder is attached, the undersigned have agreed to enter into this Joinder for the purpose of evidencing their consent to such First Amendment.

ASSOCIATION:

TECHNY PROPERTY ASSOCIATION, an Illinois not-for-profit corporation

By: [signature]
Its: President

ACKNOWLEDGMENT

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on November 16, 2010, by Steven Friedman, the President, of **TECHNY PROPERTY ASSOCIATION**, an Illinois not-for-profit corporation.

[signature]
Signature of Notary

My Commission expires 09/23, 2012

[Notarial Seal]

OFFICIAL SEAL
I FIALKO
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:09/23/12

DECLARANT:

SOCIETY OF THE DIVINE WORD,

an Illinois not-for-profit corporation

By: Mark E. Weber SVD.
Printed Name:
Its: —— President

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on November 18, 2010, by MARK E. WEBER SVD, the PRESIDENT, of **SOCIETY OF THE DIVINE WORD**, an Illinois not-for-profit corporation.

Virginia Dunn-Mulligan
Signature of Notary

My Commission expires October 1, 2013

[Notarial Seal]

NOTARY PUBLIC OFFICIAL SEAL STATE OF ILLINOIS
VIRGINIA DUNN-MULLIGAN
MY COMMISSION EXPIRES
OCTOBER 1, 2013

DECLARANT:

DIVINE WORD TECHNY COMMUNITY CORPORATION, an Illinois not-for-profit corporation

By: Matthew C Zemel
Printed Name:
Its: Treasurer

STATE OF ILLINOIS)
) SS
COUNTY OF COOK)

This instrument was acknowledged before me on November 18, 2010, by MATHEW C. ZEMEL, the Treasurer, of **DIVINE WORD TECHNY COMMUNITY CORPORATION,** an Illinois not-for-profit corporation.

Virginia Dunn-Mulligan
Signature of Notary

My Commission expires October 1, 2013

[Notarial Seal]

OFFICIAL SEAL VIRGINIA DUNN-MULLIGAN MY COMMISSION EXPIRES ...BER 1, 2013

EXHIBIT A

DEPICTION OF THE REAL ESTATE PARCELS AND COMMON AREAS AND FACILITIES

[See Attached]

EXHIBIT A

Depiction of the Real Estate Parcels and Common Areas and Facilities
(Includes Property and Parcel W-2)


Volz Road
Retained Land
158.78 ac
Braeside parcel NE-1
Parcel NW-2
14.25 ac
Park Place Estates
Parcel NW-1
25.15 ac
WATER RESERVOIR
Park Parcel NW-3
27.98 ac
Afforested Area
4.3 Acres
Parcel NC-1C
17.43 AC
Landscaped Area
0.3 Acres
Park Parcel W-1
14.25 ac
Parcel NC-1D
7.34 AC
Parcel NC-1A
14.68 AC
Afforested Area
5.8 Acres
Parcel NC-1B
8.98 AC
Landscaped Area
7.7 Acres
Royal Ridge parcel E-1
47.14 ac
Parcel EC-2D
7.003 AC
Parcel EC-2C
Parcel EC-1
39.84 ac
Parcel W-2
16.75 ac
Golf Course
(interim use)
Parcel EC-2B
5.303 AC
Afforested Area
1.2 Acres
Parcel EC-2A
6.427 AC
Landscaped Area
2.0 Acres
Parcel SE-1A-1
13.69 AC
Techny Outlot
Parcel SE-1B-1
5.66 AC
Afforested Area
2.1 Acres
Parcel SE-1B-2
5.02 AC
Parcel SE-1A-2
46.50 AC
Parcel SE-1B-3
7.17 AC
Afforested Area Maintained by Lessee
2.3 Acres
Willow Road
Willow Road Landscaped Area Maintained by Lessee
.9 Acres
Afforested Area Maintained by Lessee
.7 Acres
Willow Road Landscaped Area Maintained by Lessee
3.3 Acres

All acreages are approximate only and subject to final survey

EXHIBIT B

LEGAL DESCRIPTION OF THE PROPERTY

EC-1

LOT EC-1 IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049, IN COOK COUNTY, ILLINOIS.

EC-2

LOT EC-2 IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049, IN COOK COUNTY, ILLINOIS.

NC-1A

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST HALF OF SECTION 14, AND PART OF THE EAST HALF OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15 A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 306.23 FEET; THENCE NORTH 54 DEGREES 02 MINUTES 09 SECONDS WEST 564.01 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 724.19 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 592.66 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1524.58 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 58 MINUTES 01 SECONDS EAST, 6.15 FEET TO THE POINT OF TANGENCY; THENCE SOUTH 40 DEGREES 04 MINUTES 57 SECONDS EAST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER DOCUMENT 93174460, A DISTANCE OF 14.45 FEET; THENCE NORTH 49 DEGREES 55 MINUTES 03

SECONDS EAST 19.69 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 33.00 FEET SOUTHWESTERLY OF THE CENTERLINE OF WAUKEGAN ROAD (SAID LINE BEING THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER THE SURVEY PREPARED FOR THE COOK COUNTY HIGHWAY DEPARTMENT IN 1927), A DISTANCE OF 309.27 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS WEST 34.20 FEET FOR A PLACE OF BEGINNING; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 34.00 FEET SOUTHWESTERLY OF SAID WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 675.06 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS WEST 968.72 FEET; THENCE NORTH 43 DEGREES 07 MINUTES 43 SECONDS WEST 197.40 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 480.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 59 MINUTES 43 SECONDS WEST, 198.82 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 410.97 FEET; THENCE NORTH 43 DEGREES 42 MINUTES 23 SECONDS EAST 758.07 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

NC-1B

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE WEST HALF OF SECTION 14, AND PART OF THE EAST HALF OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15 A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 306.23 FEET; THENCE NORTH 54 DEGREES 02 MINUTES 09 SECONDS WEST 564.01 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 724.19 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 592.66 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1524.58 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 58 MINUTES 01 SECONDS EAST, 6.15 FEET TO THE POINT OF TANGENCY; THENCE SOUTH 40 DEGREES 04 MINUTES 57 SECONDS EAST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER DOCUMENT 93174460, A DISTANCE OF 14.45 FEET; THENCE NORTH 49 DEGREES 55 MINUTES 03 SECONDS EAST 19.69 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 33.00 FEET SOUTHWESTERLY OF THE CENTERLINE OF WAUKEGAN ROAD (SAID LINE BEING THE WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER THE SURVEY PREPARED FOR THE COOK COUNTY HIGHWAY DEPARTMENT IN 1927), A DISTANCE OF 984.33 FEET; THENCE SOUTH 43

DEGREES 42 MINUTES 23 SECONDS EAST 34.20 FEET FOR A PLACE OF BEGINNING; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 34.00 FEET SOUTHWESTERLY OF SAID WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 30.05 FEET; THENCE SOUTH 49 DEGREES 50 MINUTES 41 SECONDS WEST 5.00 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE THAT IS 39.00 FEET SOUTHWESTERLY OF SAID WESTERLY RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 301.17 FEET; THENCE SOUTH 01 DEGREES 02 MINUTES 45 SECONDS EAST 66.08 FEET; THENCE SOUTH 31 DEGREES 48 MINUETS 10 SECONDS WEST 55.98 FEET; THENCE SOUTH 46 DEGREES 28 MINUTES 03 SECONDS WEST 169.45 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 780.00 FEET, HAVING A CHORD BEARING OF SOUTH 28 DEGREES 25 MINUTES 49 SECONDS WEST, 491.10 FEET; THENCE SOUTH 50 DEGREES 43 MINUTES 28 SECONDS WEST 73.93 FEET; THENCE NORTH 86 DEGREES 15 MINUTES 54 SECONDS WEST 54.39 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 400.00 FEET, HAVING A CHORD BEARING OF NORTH 64 DEGREES 41 MINUTES 48 SECONDS WEST, 301.15 FEET TO A POINT OF TANGENCY; THENCE NORTH 43 DEGREES 07 MINUTES 43 SECONDS WEST 176.46 FEET; THENCE NORTH 43 DEGREES 42 MINUTES 23 SECONDS EAST 968.72 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

NC-1, Lot 2

LOT 2 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS.

NC-1C

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL NC-1 RECORDED ON NOVEMBER 12, 1999, AS DOCUMENT NUMBER 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 40.00 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 266.23 FEET; THENCE NORTH 54 DEGREES 02 MINUTES 09 SECONDS WEST 564.01 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF

724.19 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 574.04 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 1538.58 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 57 MINUTES 45 SECONDS EAST, 32.59 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE BEING A LINE THIRTY-FOUR FEET SOUTHWESTERLY OF AND PARALLEL WITH THE WESTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED (66 FEET WIDE) 312.97 FEET; THENCE SOUTH 43 DEGREES 42 MINUTES 23 SECONDS WEST 758.07 FEET; THENCE SOUTH 00 DEGREES 57 MINUTES 37 SECONDS WEST 410.97 FEET; THENCE NORTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 480.00 FEET, HAVING A CHORD BEARING OF NORTH 77 DEGREES 57 MINUTES 03 SECONDS WEST, 185.80 FEET TO A POINT OF TANGENCY; THENCE NORTH 89 DEGREES 02 MINUTES 23 SECONDS WEST ALONG A LINE THAT IS 40.00 FEET NORTHERLY OF AND PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 58.81 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

NC-1D

THAT PART OF LOT 1 IN TECHNY PARCEL NC-1 SUBDIVISION, ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER 12, 1999, AS DOCUMENT 09067611, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE SOUTH 89 DEGREES 02 MINUTES 23 SECONDS EAST ALONG THE SOUTH LINE OF NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 1710.55 FEET; THENCE NORTH 00 DEGREES 57 MINUTES 37 SECONDS EAST 40.00 FEET FOR A PLACE OF BEGINNING; THENCE NORTH 89 DEGREES 02 MINUTES 23 SECONDS WEST ALONG A LINE THAT IS 40.00 FEET NORTHERLY OF AND PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 15, A DISTANCE OF 875.00 FEET; THENCE NORTH 35 DEGREES 57 MINUTES 51 SECONDS EAST ALONG THE EASTERLY LINE OF THE CHICAGO AND NORTHWESTERN RAILROAD RIGHT-OF-WAY, A DISTANCE OF 720.00 FEET; THENCE SOUTH 54 DEGREES 02 MINUTES 09 SECONDS EAST 564.01 FEET; THENCE SOUTH 00 DEGREES 57 MINUTES 37 SECONDS WEST 266.23 FEET TO THE PLACE OF BEGINNING.

SE-1A-1:

THAT PART OF LOT SE-1A IN TECHNY PARCEL SE-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1 RECORDED ON DECEMBER 22, 2000, AS DOCUMENT NO. 01007540, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 23 WITH THE NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD PER THE PLAT OF HIGHWAYS RECORDED AS DOCUMENT 91392906; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG THE SAID NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD 2339.95 FEET; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE EASTERLY LINE OF THE EASEMENT FOR RETENTION RESERVOIR RECORDED APRIL 5, 1977 AS DOCUMENT 23876793 A DISTANCE OF 356.43 FEET; THENCE NORTHERLY FOLLOWING THE NEXT EIGHT (8) COURSES AND DISTANCES BEING THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793; 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 282.03 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 228.64 FEET; 8) NORTH 00 DEGREES 11 MINUTES 44 SECONDS EAST 327.02 FEET; THENCE NORTH 41 DEGREES 07 MINUTES 42 SECONDS WEST ALONG THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793 A DISTANCE OF 115.77 FEET; THENCE NORTH 55 DEGREES 59 MINUTES 53 SECONDS EAST 534.85 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 100.00 FEET, HAVING A CHORD BEARING OF SOUTH 69 DEGREES 55 MINUTES 21 SECONDS EAST, 144.19 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 510.00 FEET, HAVING A CHORD BEARING OF NORTH 64 DEGREES 30 MINUTES 39 SECONDS EAST, 75.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST 744.31 FEET; THENCE SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG A LINE THAT IS 33.00 FEET WESTERLY OF AND PARALLEL WITH THE CENTERLINE OF WAUKEGAN ROAD (SAID LINE BEING THE WEST RIGHT-OF-WAY LINE OF WAUKEGAN ROAD PER PLAT OF SURVEY MADE FOR THE COOK COUNTY HIGHWAY DEPARTMENT IN 1927), A DISTANCE OF 80.00 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG SAID LINE BEING THE WEST RIGHT-OF-WAY LINE OF WAUKEGAN ROAD 472.59 FEET; THENCE SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST 275.77 FEET; THENCE SOUTH 01 DEGREES 07 MINUTES 13 SECONDS WEST ALONG A LINE THAT IS 1835.46 FEET (27.81 CHAINS) EAST OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14, A DISTANCE OF 510.84 FEET; THENCE NORTH 88 DEGREES 44 MINUTES 41 SECONDS WEST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14, A DISTANCE OF 748.85 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST 289.90 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 650.00 FEET, HAVING A CHORD BEARING OF NORTH 04 DEGREES 13 MINUTES 34 SECONDS WEST, 125.42 FEET TO

A POINT OF REVERSE CURVATURE; THENCE NORTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 100.00 FEET, HAVING A CHORD BEARING OF NORTH 25 DEGREES 14 MINUTES 57 SECONDS EAST, 122.18 FEET TO A POINT OF TANGENCY; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST 864.22 FEET TO THE PLACE OF BEGINNING; IN COOK COUNTY, ILLINOIS.

SE-1A-2:

LOT SE-1A IN TECHNY PARCEL SE-1 SUBDIVISION, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 01007540, EXCEPT THAT PART DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT SE-1A; THENCE SOUTHERLY ALONG THE EASTERLY LINE OF SAID LOT SE-1A THE FOLLOWING THREE (3) COURSES AND DISTANCES: 1) SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST 472.59 FEET; 2) SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST 275.77 FEET; 3) SOUTH 01 DEGREES 07 MINUTES 13 SECONDS WEST 510.84 FEET; THENCE NORTH 88 DEGREES 44 MINUTES 41 SECONDS WEST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14, A DISTANCE OF 748.85 FEET TO THE WEST LINE OF SAID LOT SE-1A; THENCE NORTHERLY AND EASTERLY ALONG SAID WEST LINE OF LOT SE-1A, SAID LINE ALSO BEING THE EASTERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE AND SOUTHERLY LINE OF HERETOFORE DEDICATED KAMP DRIVE, THE FOLLOWING FOUR (4) COURSES AND DISTANCES: 1) NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST 289.90 FEET TO A POINT OF CURVATURE; 2) NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 650.00 FEET, HAVING A CHORD BEARING OF NORTH 04 DEGREES 13 MINUTES 34 SECONDS WEST, 125.42 FEET TO A POINT OF REVERSE CURVATURE; 3) NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 100.00 FEET, HAVING A CHORD BEARING OF NORTH 25 DEGREES 14 MINUTES 57 SECONDS EAST, 122.18 FEET TO A POINT OF TANGENCY; 4) NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST 864.22 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY ILLINOIS.

SE-1A-X:

LOT 12 (EXCEPT THAT PART LYING SOUTH OF THE LINE 50 FEET NORTH OF AND PARALLEL TO THE SOUTH LINE OF THE NORTH 1/2 OF THE NORTH 1/2 SECTION 23) IN COUNTY CLERK'S DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE MAP THEREOF RECORDED ON OCTOBER 11, 1876 IN BOOK 11 OF PLATS, PAGE 70 AS DOCUMENT NUMBER 106454 (EXCEPTING THEREFROM ALL THAT PART THEREOF CONVEYED

TO THE STATE OF ILLINOIS FOR THE USE OF THE DEPARTMENT OF PUBLIC WORKS AND BUILDINGS BY DEED RECORDED AS DOCUMENT 21157212 TAKEN FOR ROAD PURPOSES), IN COOK COUNTY, ILLINOIS.

SE-1B-1:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1 SUBDIVISION, ACCORDING TO THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1 RECORDED ON DECEMBER 22, 2000, AS DOCUMENT NO. 01007540, IN COOK COUNTY, ILLINOIS, BEING DESCRIBED AS FOLLOWS:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH RANGE 12 EAST OF THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 23 WITH THE NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD PER THE PLAT OF HIGHWAYS RECORDED AS DOCUMENT 91392906; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID NORTH RIGHT-OF-WAY LINE OF WILLOW ROAD 2339.95 FEET; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE EASTERLY LINE OF THE EASEMENT FOR RETENTION RESERVOIR RECORDED APRIL 5, 1977 AS DOCUMENT 23876793, A DISTANCE OF 356.43 FEET; THENCE NORTHERLY FOLLOWING THE NEXT SEVEN (7) COURSES AND DISTANCES BEING THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793; 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 282.03 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY FOLLOWING THE NEXT THREE (3) COURSES AND DISTANCES BEING THE EASTERLY LINE OF SAID EASEMENT GRANTED PER DOCUMENT 23876793; 1) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 103.55 FEET; 2) NORTH 00 DEGREES 11 MINUTES 44 SECONDS EAST 327.02 FEET; 3) THENCE NORTH 41 DEGREES 07 MINUTES 42 SECONDS WEST 115.77 FEET; THENCE NORTH 55 DEGREES 59 MINUTES 53 SECONDS EAST 440.49 FEET; THENCE SOUTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 09 DEGREES 45 MINUTES 43 SECONDS EAST, 386.19 FEET TO A POINT OF TANGENCY; THENCE SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST 400.06 FEET; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST 381.50 FEET; THENCE NORTH 46 DEGREES 45 MINUTES 45 SECONDS WEST 48.96 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

SE-1B-2:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NO. 0001007540, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING TWO (2) COURSES AND DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 67.13 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING SEVEN (7) COURSES AND DISTANCES: 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 214.90 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST 48.96 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST 381.50 FEET TO THE EAST LINE OF SAID LOT SE-1B, SAID EAST LINE ALSO BEING THE WEST LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTH ALONG THE EAST LINE OF SAID LOT SE-1B THE FOLLOWING FOUR (4) COURSES AND DISTANCES: 1) SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST 69.16 FEET TO A POINT OF CURVATURE; 2) ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 264.83 FEET TO A POINT OF REVERSE CURVATURE; 3) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 1100.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 291.31 FEET TO A POINT OF TANGENCY; 4) SOUTH 01 DEGREES 18 MINUTES 06 SECONDS WEST 90.67 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 55.00 FEET, HAVING A CHORD BEARING OF SOUTH 55 DEGREES 23 MINUTES 08 SECONDS WEST, 58.96 FEET; THENCE NORTH 89 DEGREES 08 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 29.87 FEET; THENCE NORTH 01 DEGREES 48 MINUTES 23 SECONDS EAST, 164.64 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 1176.00 FEET, HAVING A CHORD BEARING OF NORTH 08 DEGREES 05 MINUTES 03 SECONDS EAST, 201.60 FEET; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 113.38 FEET TO A POINT CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 459.00 FEET, HAVING A CHORD BEARING OF NORTH 79 DEGREES 37 MINUTES 12 SECONDS WEST, 67.77 FEET; THENCE SOUTH 77 DEGREES 19 MINUTES

10 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 37.13 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE SOUTH 01 DEGREES 05 MINUTES 24 SECONDS EAST 9.00 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE NORTH 87 DEGREES 30 MINUTES 44 SECONDS WEST 24.05 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE SOUTH 01 DEGREES 05 MINUTES 24 SECONDS EAST ALONG A LINE 10.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 141.66 FEET; THENCE SOUTH 36 DEGREES 57 MINUTES 13 SECONDS WEST ALONG A LINE 10.00 FEET EAST OF AND PARALLEL WITH SAID WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 218.35 FEET; THENCE NORTH 53 DEGREES 02 MINUTES 47 SECONDS WEST 10.00 FEET TO THE PLACE OF BEGINNING, IN COOK, ILLINOIS.

SE-1B-3:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NO. 0001007540, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES AND DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST 48.96 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST 381.50 FEET TO THE EAST LINE OF SAID LOT SE-1B, SAID EAST LINE ALSO BEING THE WEST LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTH ALONG THE EAST LINE OF SAID LOT SE-1B THE FOLLOWING FIVE (5) COURSES AND DISTANCES: 1) SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST 69.16 FEET TO A POINT OF CURVATURE; 2) ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 264.83 FEET TO A POINT OF REVERSE CURVATURE; 3) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 1100.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 291.31 FEET TO A POINT OF TANGENCY; 4) SOUTH 01 DEGREES 18 MINUTES 06 SECONDS WEST 434.18 FEET; 5) SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 63.69 FEET TO THE SOUTH LINE OF SAID LOT SE-1B; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID SOUTH LINE 542.33 FEET TO THE PLACE OF BEGINNING.

AND EXCLUDING THE FOLLOWING DESCRIBED PARCELS:

EXCLUDED PARCEL 1:[1]

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT SE-1A; THENCE SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG THE EASTERLY LINE OF SAID LOT SE-1A, BEING A LINE THAT IS 33.00 FEET WESTERLY OF AND PARALLEL WITH THE CENTERLINE OF WAUKEGAN ROAD AS PAVED AND OCCUPIED, A DISTANCE OF 472.59 FEET; THENCE SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST, A DISTANCE OF 39.59 FEET; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST ALONG A LINE 37.00 FEET WESTERLY OF AND PARALLEL WITH SAID EASTERLY LINE OF LOT SE-1A, A DISTANCE OF 458.49 FEET TO THE SOUTH LINE OF KAMP DRIVE HERETOFORE DEDICATED; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST ALONG SAID SOUTH LINE, A DISTANCE OF 37.00 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 2:[2]

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 AND PART OF LOT 12 IN THE COUNTY CLERKS DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106454 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST SOUTHERLY SOUTHWEST CORNER OF LOT SE-1A; THENCE NORTH 45 DEGREES 00 MINUTES 00

[1] Said Excluded Parcel 1 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Trustee's Deed dated May 10, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849050.

[2] Said Excluded Parcel 2 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Trustee's Deed dated May 10, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849048.

SECONDS WEST ALONG THE WEST LINE OF SAID LOT SE-1A, A DISTANCE OF 28.95 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1A, A DISTANCE OF 1632.56 FEET TO THE WEST LINE OF LOT 12 IN SAID COUNTY CLERKS DIVISION OF SECTION 23; THENCE SOUTH 88 DEGREES 39 MINUTES 06 SECONDS EAST 114.44 FEET; THENCE NORTH 86 DEGREES 35 MINUTES 05 SECONDS EAST 60.21 FEET; THENCE NORTH 41 DEGREES 28 MINUTES 32 SECONDS EAST 53.50 FEET; THENCE NORTH 01 DEGREES 35 MINUTES 56 SECONDS EAST 57.22 FEET; THENCE NORTH 03 DEGREES 24 MINUTES 51 SECONDS WEST 237.71 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 727.10 FEET, HAVING A CHORD BEARING OF NORTH 16 DEGREES 34 MINUTES 52 SECONDS WEST, 334.19 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST 698.15 FEET TO THE SOUTH LINE OF LOT 28 IN COUNTY CLERK'S DIVISION OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106463, ALSO BEING THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14; THENCE SOUTH 88 DEGREES 44 MINUTES 41 SECONDS EAST ALONG SAID SOUTH LINE 55.40 FEET TO THE EAST LINE OF LOT SE-1A; THENCE SOUTHERLY ALONG SAID EAST LINE OF LOT SE-1A THE FOLLOWING SIX (6) COURSES AND DISTANCES: 1) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 270.59 FEET; 2) SOUTH 60 DEGREES 21 MINUTES 10 SECONDS WEST 24.72 FEET; 3) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 382.00 FEET; 4) SOUTH 23 DEGREES 22 MINUTES 11 SECONDS EAST 188.45 FEET; 5) SOUTH 12 DEGREES 11 MINUTES 13 SECONDS EAST 149.20 FEET; 6) SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 2.28 FEET; THENCE CONTINUING SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 352.55 FEET; THENCE SOUTH 43 DEGREES 51 MINUTES 14 SECONDS WEST 42.27 FEET; THENCE NORTH 88 DEGREE 39 MINUTES 06 SECONDS WEST 212.15 FEET TO THE SOUTHEAST CORNER OF SAID LOT SE-1A; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST 1611.66 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 3:[3]

THAT PART OF LOT SE-1B IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT

---

[3] Said Excluded Parcel 3 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849047.

SE-1B; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 20.36 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE, A DISTANCE OF 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1B, A DISTANCE OF 557.61 FEET TO THE EAST LINE OF SAID LOT SE-1B; THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID EAST LINE, A DISTANCE OF 27.66 FEET TO THE SOUTH LINE OF SAID LOT SE-1B; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID SOUTH LINE OF LOT SE-1B, ALSO BEING THE NORTH LINE OF WILLOW ROAD (100 FEET WIDE) A DISTANCE OF 542.33 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 4:[4]

THAT PART OF LOT EC-1 IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT EC-1; THENCE SOUTHEASTERLY ALONG THE WESTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED, BEING ALSO THE EASTERLY LINE OF SAID LOT EC-1, THE FOLLOWING FIVE (5) COURSES AND DISTANCES: 1) SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST, A DISTANCE OF 371.91 FEET TO A POINT OF CURVATURE; 2) SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 4513.77 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 02 MINUTES 36 SECONDS EAST, A DISTANCE OF 647.86 FEET TO A POINT OF TANGENCY; 3) SOUTH 31 DEGREES 55 MINUTES 54 SECONDS EAST, A DISTANCE OF 536.65 FEET TO A POINT OF CURVATURE; 4) SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 10462.92 FEET, HAVING A CHORD BEARING OF SOUTH 30 DEGREES 50 MINUTES 24 SECONDS EAST, A DISTANCE OF 398.71 FEET TO A POINT OF TANGENCY; 5) SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST, A DISTANCE OF 190.09 FEET TO THE SOUTHEAST CORNER OF SAID LOT EC-1, BEING ALSO THE NORTH LINE OF KAMP DRIVE AS HERETOFORE DEDICATED BY INSTRUMENT RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540; THENCE SOUTH 60 DEGREES 15 MINUTES 06 SECONDS WEST ALONG SAID NORTH LINE OF KAMP DRIVE A DISTANCE OF 49.00 FEET; THENCE NORTH 15 DEGREES 15 MINUTES 06 SECONDS EAST, A DISTANCE OF 21.21 FEET; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST, A DISTANCE OF 175.09 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST,

[4] Said Excluded Parcel 4 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849051.

HAVING A RADIUS OF 10428.92 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 50 MINUTES 24 SECONDS WEST, A DISTANCE OF 397.42 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 55 MINUTES 54 SECONDS WEST, A DISTANCE OF 536.65 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 4479.77 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 02 MINUTES 36 SECONDS WEST, A DISTANCE OF 642.98 FEET TO A POINT OF TANGENCY; THENCE NORTH 40 DEGREES 09 MINUTES 19 SECONDS WEST, A DISTANCE OF 314.59 FEET; THENCE NORTH 82 DEGREES 34 MINUTES 29 SECONDS WEST, A DISTANCE OF 71.10 FEET TO THE NORTHERLY LINE OF SAID LOT EC-1, BEING ALSO THE SOUTHERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE PER DOCUMENT RECORDED FEBRUARY 27, 2004 AS NUMBER 0405839014; THENCE NORTH 46 DEGREES 28 MINUTES 03 SECONDS EAST ALONG SAID SOUTHERLY LINE OF FOUNDERS DRIVE A DISTANCE OF 82.10 FEET THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 5:[5]

THAT PART OF THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST WESTERLY NORTHWEST CORNER OF LOT 1 IN THE FINAL SUBDIVISION PLAT AND FINAL PLANNED UNIT DEVELOPMENT PLAT OF ROYAL RIDGE ACCORDING TO PLAT THEREOF RECORDED NOVEMBER 3, 1997 AS DOCUMENT NUMBER 97818381; THENCE SOUTH 56 DEGREES 06 MINUTES 37 SECONDS WEST, A DISTANCE OF 19.86 FEET TO THE EASTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED (66 FEET WIDE); THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, BEING SAID EASTERLY LINE OF WAUKEGAN ROAD, HAVING A RADIUS OF 4579.77 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 23 MINUTES 13 SECONDS WEST, A DISTANCE OF 602.40 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST, A DISTANCE OF 296.11 FEET TO A POINT OF CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2383.35 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 27 MINUTES 30 SECONDS EAST, A DISTANCE OF 307.57 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 6:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING TWO (2) COURSES AND DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS

[5] Said Excluded Parcel 5 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849051.

EAST 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 67.13 FEET FOR THE PLACE OF BEGINNING; THENCE CONTINUING NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING SEVEN (7) COURSES AND DISTANCES: 1) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST 214.90 FEET; 2) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST 173.10 FEET; 3) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST 115.60 FEET; 4) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST 132.97 FEET; 5) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST 131.03 FEET; 6) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST 126.59 FEET; 7) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST 125.09 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST 48.96 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST 381.50 FEET TO THE EAST LINE OF SAID LOT SE-1B, SAID EAST LINE ALSO BEING THE WEST LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE; THENCE SOUTH ALONG THE EAST LINE OF SAID LOT SE-1B THE FOLLOWING FOUR (4) COURSES AND DISTANCES: 1) SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST 69.16 FEET TO A POINT OF CURVATURE; 2) ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 1000.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 264.83 FEET TO A POINT OF REVERSE CURVATURE; 3) ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 1100.00 FEET, HAVING A CHORD BEARING OF SOUTH 08 DEGREES 53 MINUTES 18 SECONDS WEST, 291.31 FEET TO A POINT OF TANGENCY; 4) SOUTH 01 DEGREES 18 MINUTES 06 SECONDS WEST 90.67 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 55.00 FEET, HAVING A CHORD BEARING OF SOUTH 55 DEGREES 23 MINUTES 08 SECONDS WEST, 58.96 FEET; THENCE NORTH 89 DEGREES 08 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 29.87 FEET; THENCE NORTH 01 DEGREES 48 MINUTES 23 SECONDS EAST, 164.64 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 1176.00 FEET, HAVING A CHORD BEARING OF NORTH 08 DEGREES 05 MINUTES 03 SECONDS EAST, 201.60 FEET; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 113.38 FEET TO A POINT CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 459.00 FEET, HAVING A CHORD BEARING OF NORTH 79 DEGREES 37 MINUTES 12 SECONDS WEST, 67.77 FEET; THENCE SOUTH 77 DEGREES 19 MINUTES 10 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE 37.13 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE SOUTH 01 DEGREES 05 MINUTES 24 SECONDS EAST 9.00 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE NORTH 87 DEGREES 30 MINUTES 44 SECONDS WEST 24.05 FEET; THENCE SOUTH 88 DEGREES 54 MINUTES 36 SECONDS WEST 20.00 FEET; THENCE SOUTH 01 DEGREES 05 MINUTES 24 SECONDS EAST ALONG A LINE 10.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 141.66 FEET; THENCE SOUTH 36 DEGREES 57 MINUTES 13 SECONDS WEST ALONG A LINE 10.00 FEET EAST OF AND PARALLEL WITH SAID WEST LINE OF SAID LOT SE-1B, A DISTANCE

OF 218.35 FEET; THENCE NORTH 53 DEGREES 02 MINUTES 47 SECONDS WEST 10.00 FEET TO THE PLACE OF BEGINNING.

Permanent Index Numbers:

Parcel NC-1A	04-15-200-020-0000 and 04-14-100-032-0000
Parcel NC-1B	04-15-200-021-0000 and 04-14-100-033-0000
Parcel NC-1C	04-15-200-022-0000
Parcel NC-1D	04-15-200-023-0000
Lot 2 in Parcel NC-1 Subdivision	04-15-200-024-0000
Parcel EC-1	04-14-304-001-0000
Parcel EC-2	04-14-305-001-0000
Parcels SE-1A-1 and SE-1B-1	04-23-107-005-4000 (fee interest)
Parcel SE-1A-2	04-23-108-001-0000
Parcel SE-1A-X	04-23-200-043-0000
Parcel SE-1B-2	04-23-107-002-0000 (portion of PIN only)
Parcel SE-1B-3	04-23-107-002-0000 (portion of PIN only)

Addresses of Property:

Parcels NC-1A and NC-1B:	1250 Techny Rd., Northbrook, IL 60062
Parcel NC-1C:	1300 Techny Rd., Northbrook, IL 60062
Parcel NC-1D:	
Lot 2 in Parcel NC-1 Subdivision:	Vacant Land on Techny Road, west of Founders Drive, Northbrook, Illinois 60062
Parcel EC-1:	Partially Vacant Land east and south of Founders Drive, west of Waukegan Road and north of Founders Drive, Northbrook, Illinois 60062
Parcel EC-2:	Partially Vacant Land west of Founders Drive and south of Techny Road, Northbrook, Illinois, including 2111 Founders Drive, Northbrook, Illinois
Parcels SE-1A-1 and SE-1B-1:	Underlying Fee Interest for Northbrook Greens Condominium Association south of Kamp Drive and east and west of Founders Drive, Northbrook, Illinois 60062
Parcels SE-1A-2 and SE-1A-X:	Partially Vacant Land/Partially Improved Land north of Willow Road, east of Founders Drive, south of Parcel SE-1A-1 and west of Waukegan Road, Northbrook, Illinois 60062
Parcels SE-1B-2 and SE-1B-3:	Partially Vacant land north of Willow Road, west of Founders Drive and south of Parcel SE-1B-1, Northbrook, Illinois 60062

EXHIBIT H

SCOPE FOR INTERNAL AFFORESTED AREA ANNUAL MAINTENANCE

Areas Planted with "No mow" fescue mix:

- mow fescue inside fence line and on berm four (4) times per season (needed to suppress grassy weeds)
- line trim along fence line each mowing
- apply two (2) applications of broadleaf weed control
- weed around trees and shrub beds six (6) times per season
- pick up debris every four (4) weeks from March 30 to November 30

Tree and Shrub Care:

- keep trees pruned of broken, diseased branches
- remove sucker growth and large dead limbs
- prune shrubs as needed to maintain a natural but clean appearance free of dead & diseased branches

CH2\6042397.9